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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported):  AUGUST 4, 1997
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                      ILLINOIS SUPERCONDUCTOR CORPORATION
       -----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       0-22302                 36-3688459
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)           Identification No.



        451 KINGSTON COURT, MOUNT PROSPECT, ILLINOIS               60056
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          (Address of Principal Executive Offices)               (Zip Code)



      Registrant's telephone number, including area code:  (847) 391-9400
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ITEM 5.    OTHER EVENTS.

On August 4, 1997, the Registrant issued the press release attached as Exhibit
99.1 announcing its hiring of Salomon Brothers Inc to assist the Registrant in its evaluation of strategic alternatives to enhance stockholder value. The information contained in this press release is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1    Press Release of Registrant dated August 4, 1997


















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Illinois Superconductor Corporation



Dated:  August 4, 1997               By:  /S/ EDWARD W. LAVES, PH.D.
                                        -------------------------------------
                                          Edward W. Laves, Ph.D.
                                          President and Chief Executive Officer













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                                 Exhibit Index
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Exhibit #              Item
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  99.1         Press Release